UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 13, 2019, Briggs & Stratton Corporation (the “Company”) entered into a Consent Memorandum pursuant to its Amended and Restated Multicurrency Credit Agreement dated as of March 25, 2016 among the Company, Briggs & Stratton AG, the other subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, U.S. Bank National Association, as syndication agent, and BMO Harris Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association and PNC Bank, National Association, as documentation agents (the “Credit Agreement”). Pursuant to the Consent Memorandum, the Average Leverage Ratio will not be tested for the computation period ended June 30, 2019 (the “Specified Computation Period”) and no failure (or anticipated failure) by the Company to comply with associated restrictions for the Specified Computation Period will constitute (or be deemed to have constituted) a Default or an Event of Default under the Credit Agreement.  Additionally, no Default shall be deemed to exist under the Credit Agreement for any anticipated failure by the Company to comply with such restrictions for the computation period ending on or about September 30, 2019. The Company was in compliance with all other financial covenants of the Credit Agreement as of June 30, 2019 and the failure or anticipated failure to comply with the Average Leverage Ratio under the Credit Agreement is not considered to be a cross default for purposes of the Company’s 6.875% senior notes.

A copy of the Consent Memorandum is attached hereto as Exhibit 10.17(a) and incorporated herein by reference.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 15, 2019, Briggs & Stratton Corporation issued a press release announcing results for the fourth quarter of fiscal 2019 in the press release furnished as Exhibit 99.1.

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On August 14, 2019, the Board of Directors of the Company authorized a plan to consolidate the Company’s production of small vertical shaft engines into its Poplar Bluff, Missouri facility. This decision was made after a comprehensive evaluation of the Company’s manufacturing operations. The Company’s Murray, Kentucky facility currently manufactures small vertical shaft engines and will be closed as a result of this consolidation. The closure of the Murray facility will affect approximately 630 employees. Impacted employees will have the opportunity to relocate to another Company facility.

Operations in Murray will be wound down in phases. Assembly operations are expected to be moved beginning in October 2019 and substantially completed by February 2020. Machining operations will be transitioned in July 2020 and the facility is expected to be closed by the fall of 2020. The pre-tax expense related to the restructuring activities is estimated to be $30 million to $35 million, of which $15 million to $20 million is expected to be realized in fiscal 2020. Included in these charges are estimated pre-tax charges of approximately $15 million to $17.5 million for non-cash asset impairments and approximately $15 million to $17.5 million of other cash expenditures. The Company anticipates annualized pre-tax savings of $12 million to $14 million due to the restructuring actions, with approximately $10 million recognized by fiscal year 2021.

A copy of the press release announcing the plan to close the Murray facility is attached hereto as Exhibit 99.2 and incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 2.06.    MATERIAL IMPAIRMENTS

The information provided in Item 2.05 of this Current Report on Form 8-K is incorporated by reference into this Item 2.06.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The words “believe”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “project”, and similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the company's current views and assumptions and involve risks and uncertainties that include, among other things, the ability to successfully forecast demand for our products; changes in interest rates and foreign exchange rates; the effects of weather on the purchasing patterns of consumers and original equipment manufacturers (OEMs); actions of engine manufacturers and OEMs with whom we compete; changes in laws and regulations; changes in customer and OEM demand; changes in prices of raw materials and parts that we purchase; changes in domestic and foreign economic conditions; the ability to bring new productive capacity on line efficiently and with good quality; outcomes of legal proceedings and claims; and other factors disclosed from time to time in our SEC filings or otherwise, including the factors discussed in Item 1A, Risk Factors, of the company's Annual Report on Form 10-K and in its periodic reports on Form 10-Q.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
10.17(a)	Consent Memorandum effective August 13, 2019
99.1	Press Release dated August 15, 2019 announcing results for the fourth quarter of fiscal 2019.
99.2	Press Release dated August 15, 2019 announcing plan to close the Company’s Murray, Kentucky facility

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date:	August 15, 2019	/s/ Mark A. Schwertfeger
Mark A. Schwertfeger
Senior Vice President and Chief Financial Officer Duly Authorized Officer

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